                                                                   EXHIBIT 99.1

    NEWS RELEASE     NEWS RELEASE     NEWS RELEASE       NEWS RELEASE       NEWS


                                                 Contact: Molly Faust
                                                          212/640-0624
                                                          molly.faust@aexp.com

                                                          Michael J. O'Neill
                                                          212/640-5951
                                                          mike.o'neill@aexp.com

FOR IMMEDIATE RELEASE

                       AMERICAN EXPRESS COMPANY REPORTS
                  SECOND QUARTER NET INCOME OF $683 MILLION

         New York - July 22, 2002 - AMERICAN EXPRESS COMPANY today reported second quarter net income of $683 million, up from $178 million in the same period a year ago. Diluted earnings per share (EPS) was $0.51, compared with $0.13.

         Net revenues on a managed basis totaled $5.7 billion, up 16 percent from $4.9 billion a year ago. Revenues on a GAAP basis were $5.9 billion, up 13 percent from $5.3 billion. The company's return on equity was 15.4 percent.

         Net income and revenue included a previously announced $78 million pre-tax investment loss ($50 million after-tax) related to the company's WorldCom debt holdings, largely at American Express Financial Advisors (AEFA). Net income and revenue for the year-ago period included an $826 million pre-tax charge ($537 million after-tax), reflecting losses associated with high-yield securities at AEFA.

         Kenneth I. Chenault, chairman and chief executive officer, said: "The second quarter demonstrated our progress in reducing costs and improving our overall risk profile. We saw the results in lower human resources expenses and improved credit quality. These benefits, along with lower funding costs, more than offset the impact of weak equity markets and the cost of additional investments we made during the quarter to expand marketing, card acquisition, asset gathering and product development.

         "With solid results in the first two quarters of this year, we have stepped up marketing efforts designed to increase future revenue growth. Based on current conditions, we plan to have less of our credit and reengineering benefits fall to the bottom line and to invest more in growth initiatives during the second half of the year. As a result, our earnings for 2002 are likely not to exceed the current Wall Street consensus. We expect to see the benefit of our expanded marketing efforts in improved business metrics starting late this year and into 2003."

         TRAVEL RELATED SERVICES (TRS) reported quarterly net income of $565 million, up nine percent from $519 million a year ago.

         Total net revenues increased slightly from a year ago. Net finance charge revenue increased 22 percent due to wider net-interest yields and loan balance growth. This increase was offset primarily by lower travel commissions and fees and other revenues. While the total amount of business billed on American Express cards increased slightly from a year ago, the discount revenue earned by the company on this spending declined slightly. This decline reflected lower corporate card spending in the travel and entertainment sector, which was partially offset by higher consumer spending in the retail and everyday categories.

         The total provision for losses declined slightly, reflecting improved credit quality. Charge card interest expense decreased due to lower funding costs and lower receivable balances.

         Marketing and promotion expense increased from the year-ago period. Human resources expense declined primarily as a result of lower staffing levels, outsourcing and other cost containment efforts. Other operating expenses increased due in part to the recognition of a $48 million pre-tax loss ($30 million after-tax) primarily on Internet-related strategic investments in this year's quarter compared with a $46 million pre-tax gain ($29 million after-tax) in the same portfolio a year ago. In addition, operating expenses rose as a result of increased cardmember loyalty program costs and the impact of the technology outsourcing agreement with IBM.

         TRS results for the second quarter included a benefit of $6 million pre-tax ($4 million after-tax) related to adjustments to the restructuring reserves established last year. The company continues to expect to realize the full expense savings related to the restructuring charges taken last year.

         The above discussion presents TRS results "on a managed basis" as if there had been no cardmember lending securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

         On a reported basis, TRS' results included net cardmember lending securitization gains of $85 million pre-tax ($55 million after-tax) and $84 million pre-tax ($55 million after-tax) in the second quarters of 2002 and 2001, respectively.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported quarterly net income of $145 million, compared with a $307 million net loss a year ago. Quarterly net revenues of $893 million were up significantly from a year ago.

         Second quarter net income reflected a $71 million pre-tax investment loss ($46 million after-tax) related to WorldCom debt holdings. Net income and revenue for the year-ago period included an $826 million pre-tax charge ($537 million after-tax), reflecting losses associated with high-yield securities.

         Continued weakness in the equity markets contributed to lower levels of assets under management and management fees compared with a year ago. Sales of investment products and the related distribution fees increased from the year-ago period.

         Combined other operating and human resources expenses were four percent higher than 2001. This was primarily due to higher sales force compensation as a result of increased sales as well as a higher level of investment spending on business-building initiatives. These increases were partially offset by the benefit of reengineering and cost-controls.

         AEFA results for the second quarter included a benefit of $7 million pre-tax ($4 million after-tax) related to adjustments to the September 11th disaster recovery reserves established last year. This benefit reflected lower than anticipated insured loss claims.

         AMERICAN EXPRESS BANK (AEB) reported quarterly net income of $18 million compared with $12 million a year ago. Results continued to benefit from lower funding costs and lower operating expenses as a result of AEB's reengineering efforts. These benefits were partially offset by higher provisions for losses, which were primarily due to higher write-offs in AEB's consumer lending portfolio.

         CORPORATE AND OTHER reported net expenses of $45 million, compared with $46 million a year ago.

                                      ***

         Due to the adoption of Statement of Financial Accounting Standards No. 142, effective January 1, 2002, no goodwill amortization occurred in the second quarter of 2002. In the year-ago period, goodwill amortization reduced pre-tax income by $25 million ($20 million after-tax), or $0.02 per share.


         American Express Company (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                                      ***

Note: The 2002 Second Quarter Earnings Supplement will be available today on the American Express web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss second quarter earnings results, operating performance and other topics that may be raised during the discussion will be held at 5:00 p.m. (ET) today. Live audio of the conference call will be accessible to the general public on the American Express web site at http://ir.americanexpress.com. A replay of the conference call also will be available today at the same web site address.

                                      ***

            THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," "OPTIMISTIC," "INTEND," "PLAN," "AIM," "WILL," "SHOULD," "COULD," "LIKELY," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED
TO: THE COMPANY'S ABILITY TO SUCCESSFULLY IMPLEMENT A BUSINESS MODEL THAT ALLOWS FOR SIGNIFICANT EARNINGS GROWTH BASED ON REVENUE GROWTH THAT IS LOWER THAN HISTORICAL LEVELS; FLUCTUATION IN THE EQUITY MARKETS, WHICH CAN AFFECT THE AMOUNT AND TYPES OF INVESTMENT PRODUCTS SOLD BY AEFA, THE MARKET VALUE OF ITS MANAGED ASSETS, AND MANAGEMENT AND DISTRIBUTION FEES RECEIVED BASED ON THOSE ASSETS; POTENTIAL DETERIORATION IN AEFA'S HIGH-YIELD AND OTHER INVESTMENTS, WHICH COULD RESULT IN FURTHER LOSSES IN AEFA'S INVESTMENT PORTFOLIO; THE ABILITY OF AEFA TO SELL CERTAIN HIGH-YIELD INVESTMENTS AT EXPECTED VALUES AND WITHIN ANTICIPATED TIMEFRAMES AND TO MAINTAIN ITS HIGH-YIELD PORTFOLIO AT CERTAIN LEVELS IN THE FUTURE; DEVELOPMENTS RELATING TO AEFA'S PLATFORM STRUCTURE FOR FINANCIAL ADVISORS, INCLUDING THE ABILITY TO INCREASE ADVISOR PRODUCTIVITY, INCREASE THE GROWTH OF PRODUCTIVE NEW ADVISORS AND CREATE EFFICIENCIES IN THE INFRASTRUCTURE; AEFA'S ABILITY TO ROLL OUT NEW

AND ATTRACTIVE PRODUCTS IN A TIMELY MANNER AND EFFECTIVELY MANAGE THE ECONOMICS IN SELLING A GROWING VOLUME OF NON-PROPRIETARY PRODUCTS; INVESTMENT PERFORMANCE IN AEFA'S BUSINESSES; THE SUCCESS, TIMELINESS AND FINANCIAL IMPACT, INCLUDING COSTS, COST SAVINGS AND OTHER BENEFITS, OF REENGINEERING INITIATIVES BEING IMPLEMENTED OR CONSIDERED BY THE COMPANY, INCLUDING COST MANAGEMENT, STRUCTURAL AND STRATEGIC MEASURES SUCH AS VENDOR, PROCESS, FACILITIES AND OPERATIONS CONSOLIDATION, OUTSOURCING (INCLUDING, AMONG OTHERS, TECHNOLOGIES OPERATIONS), RELOCATING CERTAIN FUNCTIONS TO LOWER COST OVERSEAS LOCATIONS, MOVING INTERNAL AND EXTERNAL FUNCTIONS TO THE INTERNET TO SAVE COSTS, THE SCALE-BACK OF CORPORATE LENDING IN CERTAIN REGIONS, AND PLANNED STAFF REDUCTIONS RELATING TO CERTAIN OF SUCH REENGINEERING ACTIONS; THE ABILITY TO CONTROL AND MANAGE OPERATING, INFRASTRUCTURE, ADVERTISING AND PROMOTION AND OTHER EXPENSES AS BUSINESS EXPANDS OR CHANGES, INCLUDING BALANCING THE NEED FOR LONGER-TERM INVESTMENT SPENDING; THE IMPACT ON THE COMPANY'S BUSINESSES AND UNCERTAINTY CREATED BY THE SEPTEMBER 11TH TERRORIST ATTACKS, AND THE POTENTIAL NEGATIVE EFFECT ON THE COMPANY OF ANY SUCH ATTACKS IN THE FUTURE; THE COMPANY'S ABILITY TO RECOVER UNDER ITS INSURANCE POLICIES FOR LOSSES RESULTING FROM THE SEPTEMBER 11TH TERRORIST ATTACKS; CONSUMER AND BUSINESS SPENDING ON THE COMPANY'S TRAVEL RELATED SERVICES PRODUCTS, PARTICULARLY CREDIT AND CHARGE CARDS AND GROWTH IN CARD LENDING BALANCES, WHICH DEPEND IN PART ON THE ABILITY TO ISSUE NEW AND ENHANCED CARD PRODUCTS AND INCREASE REVENUES FROM SUCH PRODUCTS, ATTRACT NEW CARDHOLDERS, CAPTURE A GREATER SHARE OF EXISTING CARDHOLDERS' SPENDING, SUSTAIN PREMIUM DISCOUNT RATES, INCREASE MERCHANT COVERAGE, RETAIN CARDMEMBERS AFTER LOW INTRODUCTORY LENDING RATES HAVE EXPIRED, AND EXPAND THE GLOBAL NETWORK SERVICES BUSINESS; THE ABILITY TO EXECUTE THE COMPANY'S GLOBAL CORPORATE SERVICES STRATEGY, INCLUDING GREATER PENETRATION OF MIDDLE MARKET COMPANIES, INCREASING CAPTURE OF NON-T&E spending through greater use of the company's purchasing card and other means, and further globalizing business capabilities; THE ABILITY TO MANAGE AND EXPAND CARDMEMBER BENEFITS, INCLUDING MEMBERSHIP REWARDS(R), IN A COST EFFECTIVE MANNER; THE TRIGGERING OF OBLIGATIONS TO MAKE PAYMENTS TO

CERTAIN CO-BRAND PARTNERS UNDER CONTRACTUAL ARRANGEMENTS WITH SUCH PARTIES UNDER CERTAIN CIRCUMSTANCES; SUCCESSFULLY EXPANDING THE COMPANY'S ON-LINE AND OFF-LINE DISTRIBUTION CHANNELS AND CROSS-SELLING FINANCIAL, TRAVEL, CARD AND OTHER PRODUCTS AND SERVICES TO ITS CUSTOMER BASE, BOTH IN THE U.S. AND ABROAD; EFFECTIVELY LEVERAGING THE COMPANY'S ASSETS, SUCH AS ITS BRAND, CUSTOMERS AND INTERNATIONAL PRESENCE, IN THE INTERNET ENVIRONMENT; INVESTING IN AND COMPETING AT THE LEADING EDGE OF TECHNOLOGY ACROSS ALL BUSINESSES; A DOWNTURN IN THE COMPANY'S BUSINESSES AND/OR NEGATIVE CHANGES IN THE COMPANY'S AND ITS SUBSIDIARIES' CREDIT RATINGS, WHICH COULD RESULT IN CONTINGENT PAYMENTS UNDER CONTRACTS, DECREASED LIQUIDITY AND HIGHER BORROWING COSTS; INCREASING COMPETITION IN ALL OF THE COMPANY'S MAJOR BUSINESSES; FLUCTUATIONS IN INTEREST RATES, WHICH IMPACT THE COMPANY'S BORROWING COSTS, RETURN ON LENDING PRODUCTS AND SPREADS IN THE INVESTMENT AND INSURANCE BUSINESSES; CREDIT TRENDS AND THE RATE OF BANKRUPTCIES, WHICH CAN AFFECT SPENDING ON CARD PRODUCTS, DEBT PAYMENTS BY INDIVIDUAL AND CORPORATE CUSTOMERS AND BUSINESSES THAT ACCEPT THE COMPANY'S CARD PRODUCTS AND RETURNS ON THE COMPANY'S INVESTMENT PORTFOLIOS; FOREIGN CURRENCY EXCHANGE RATES; POLITICAL OR ECONOMIC INSTABILITY IN CERTAIN REGIONS OR COUNTRIES, WHICH COULD AFFECT LENDING ACTIVITIES, AMONG OTHER BUSINESSES; LEGAL AND REGULATORY DEVELOPMENTS, SUCH AS IN THE AREAS OF CONSUMER PRIVACY AND DATA PROTECTION; ACQUISITIONS; AND OUTCOMES IN LITIGATION. A FURTHER DESCRIPTION OF THESE AND OTHER RISKS AND UNCERTAINTIES CAN BE FOUND IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AND ITS OTHER REPORTS FILED WITH THE SEC.

                                      ###


(PRELIMINARY)                                                          AMERICAN EXPRESS COMPANY
                                                                          FINANCIAL SUMMARY
                                                                             (UNAUDITED)
(DOLLARS IN MILLIONS)
                                                   QUARTERS ENDED                        SIX MONTHS ENDED
                                                      JUNE 30,                                JUNE 30,
                                                ---------------------  PERCENTAGE     ----------------------  PERCENTAGE
                                                   2002        2001     INC/(DEC)        2002        2001     INC/(DEC)
                                                   ----        ----     ---------        ----        ----     ---------

NET REVENUES (MANAGED BASIS) (A)
--------------------------------
  TRAVEL RELATED SERVICES                       $  4,655    $  4,644        - %       $  9,107    $  9,109        - %
  AMERICAN EXPRESS FINANCIAL ADVISORS                893         162        #            1,857         968       92
  AMERICAN EXPRESS BANK                              180         159       13              358         317       13
                                                ---------   ---------                 ---------   ---------
                                                   5,728       4,965       15           11,322      10,394        9
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND ELIMINATIONS           (48)        (55)      10             (100)       (102)       2
                                                ---------   ---------                 ---------   ---------
CONSOLIDATED NET REVENUES (MANAGED BASIS)       $  5,680    $  4,910       16         $ 11,222    $ 10,292        9
                                                =========   =========                 =========   =========
CONSOLIDATED REVENUES (GAAP BASIS)              $  5,945    $  5,268       13         $ 11,704    $ 10,987        7
                                                =========   =========                 =========   =========
PRETAX INCOME (LOSS) (B)
------------------------
  TRAVEL RELATED SERVICES                       $    822    $    730       13         $  1,488    $  1,467        1
  AMERICAN EXPRESS FINANCIAL ADVISORS                202        (508)       -              454        (437)       -
  AMERICAN EXPRESS BANK                               27          18       54               47          32       47
                                                ---------   ---------                 ---------   ---------
                                                   1,051         240        #            1,989       1,062       87
  CORPORATE AND OTHER                                (90)        (87)      (4)            (170)       (168)      (1)
                                                ---------   ---------                 ---------   ---------
PRETAX INCOME                                   $    961    $    153        #         $  1,819    $    894        #
                                                =========   =========                 =========   =========
NET INCOME (LOSS) (B)
---------------------
  TRAVEL RELATED SERVICES                       $    565    $    519        9         $  1,032    $  1,041       (1)
  AMERICAN EXPRESS FINANCIAL ADVISORS                145        (307)       -              327        (256)       -
  AMERICAN EXPRESS BANK                               18          12       56               31          21       49
                                                ---------   ---------                 ---------   ---------
                                                     728         224        #            1,390         806       72
  CORPORATE AND OTHER                                (45)        (46)       1              (89)        (90)       1
                                                ---------   ---------                 ---------   ---------
NET INCOME                                      $    683    $    178        #         $  1,301    $    716       82
                                                =========   =========                 =========   =========

# - DENOTES A VARIANCE OF MORE THAN 100%.

(A) MANAGED NET REVENUES ARE REPORTED NET OF INTEREST EXPENSE, WHERE APPLICABLE, AND AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS, AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES.
(B) ON JANUARY 1, 2002 THE COMPANY ADOPTED SFAS NO. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS," WHICH REQUIRES THAT GOODWILL NO LONGER BE AMORTIZED BUT BE SUBJECT TO ANNUAL IMPAIRMENT TESTS. DURING THE QUARTER AND SIX MONTHS ENDED JUNE 30, 2001, GOODWILL AMORTIZATION REDUCED PRETAX INCOME BY $25 MILLION ($20 MILLION AFTER-TAX) AND $50 MILLION ($39 MILLION AFTER-TAX), RESPECTIVELY.

(PRELIMINARY)                                                         AMERICAN EXPRESS COMPANY
                                                                    FINANCIAL SUMMARY (CONTINUED)
                                                                              (UNAUDITED)

                                                   QUARTERS ENDED                        SIX MONTHS ENDED
                                                      JUNE 30,                                JUNE 30,
                                                ---------------------  PERCENTAGE     ---------------------  PERCENTAGE
                                                   2002        2001     INC/(DEC)        2002        2001     INC/(DEC)
                                                   ----        ----     ---------        ----        ----     ---------
EARNINGS PER SHARE

BASIC
-----
  EARNINGS PER COMMON SHARE                      $  0.52     $  0.13       #%          $  0.98     $  0.54       81%
                                                 ========    ========                  ========    ========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)     1,325       1,321       -             1,325       1,322        -
                                                 ========    ========                  ========    ========
DILUTED
-------
  EARNINGS PER COMMON SHARE                      $  0.51     $  0.13       #           $  0.97     $  0.53       83
                                                 ========    ========                  ========    ========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)     1,341       1,336       -             1,338       1,340        -
                                                 ========    ========                  ========    ========
CASH DIVIDENDS DECLARED PER COMMON SHARE         $  0.08     $  0.08       -           $  0.16     $  0.16        -
                                                 ========    ========                  ========    ========

                                                                  SELECTED STATISTICAL INFORMATION
                                                                              (UNAUDITED)


                                                   QUARTERS ENDED                        SIX MONTHS ENDED
                                                      JUNE 30,                                JUNE 30,
                                                ---------------------  PERCENTAGE     ---------------------  PERCENTAGE
                                                   2002        2001     INC/(DEC)        2002        2001     INC/(DEC)
                                                   ----        ----     ---------        ----        ----     ---------

RETURN ON AVERAGE EQUITY*                          15.4%       18.2%       -             15.4%       18.2%        -
COMMON SHARES OUTSTANDING (MILLIONS)               1,332       1,324       1%            1,332       1,324        1%
BOOK VALUE PER COMMON SHARE:
  ACTUAL                                         $  9.98     $  8.88      12%          $  9.98     $  8.88       12%
  EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY
    OF SFAS NO. 115 AND SFAS NO. 133             $  9.79     $  8.84      11%          $  9.79     $  8.84       11%
SHAREHOLDERS' EQUITY (BILLIONS)                  $  13.3     $  11.8      13%          $  13.3     $  11.8       13%

# - DENOTES A VARIANCE OF MORE THAN 100%.

* COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)                                                       AMERICAN EXPRESS COMPANY
                                                                       FINANCIAL SUMMARY
                                                                           (UNAUDITED)
(DOLLARS IN MILLIONS)
                                                                          QUARTERS ENDED
                                               --------------------------------------------------------------------
                                                JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                  2002           2002           2001          2001          2001
                                                  ----           ----           ----          ----          ----

NET REVENUES (MANAGED BASIS) (A)
--------------------------------
  TRAVEL RELATED SERVICES                      $   4,655      $   4,452      $   4,527     $   4,466     $   4,644
  AMERICAN EXPRESS FINANCIAL ADVISORS                893            964            949           908           162
  AMERICAN EXPRESS BANK                              180            178            168           165           159
                                               ----------     ----------     ----------    ----------    ----------
                                                   5,728          5,594          5,644         5,539         4,965
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND ELIMINATIONS           (48)           (52)           (54)          (61)          (55)
                                               ----------     ----------     ----------    ----------    ----------
CONSOLIDATED NET REVENUES (MANAGED BASIS)      $   5,680      $   5,542      $   5,590     $   5,478     $   4,910
                                               ==========     ==========     ==========    ==========    ==========
CONSOLIDATED REVENUES (GAAP BASIS)             $   5,945      $   5,759      $   5,871     $   5,724     $   5,268
                                               ==========     ==========     ==========    ==========    ==========
PRETAX INCOME (LOSS) (B,C)
--------------------------
  TRAVEL RELATED SERVICES                      $     822      $     666      $     196     $     316     $     730
  AMERICAN EXPRESS FINANCIAL ADVISORS                202            252            220           194          (508)
  AMERICAN EXPRESS BANK                               27             20             16           (62)           18
                                               ----------     ----------     ----------    ----------    ----------
                                                   1,051            938            432           448           240
  CORPORATE AND OTHER                                (90)           (80)           (85)          (94)          (87)
                                               ----------     ----------     ----------    ----------    ----------
PRETAX INCOME                                  $     961      $     858      $     347     $     354     $     153
                                               ==========     ==========     ==========    ==========    ==========
NET INCOME (LOSS) (B,C)
-----------------------
  TRAVEL RELATED SERVICES                      $     565      $     467      $     170     $     248     $     519
  AMERICAN EXPRESS FINANCIAL ADVISORS                145            182            163           145          (307)
  AMERICAN EXPRESS BANK                               18             13              9           (43)           12
                                               ----------     ----------     ----------    ----------    ----------
                                                     728            662            342           350           224
  CORPORATE AND OTHER                                (45)           (44)           (45)          (52)          (46)
                                               ----------     ----------     ----------    ----------    ----------
NET INCOME                                     $     683      $     618      $     297     $     298     $     178
                                               ==========     ==========     ==========    ==========    ==========

(A) MANAGED NET REVENUES ARE REPORTED NET OF INTEREST EXPENSE, WHERE APPLICABLE, AND AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS, AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES.
(B) ON JANUARY 1, 2002 THE COMPANY ADOPTED SFAS NO. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS," WHICH REQUIRES THAT GOODWILL NO LONGER BE AMORTIZED BUT BE SUBJECT TO ANNUAL IMPAIRMENT TESTS. DURING THE FOURTH, THIRD AND SECOND QUARTERS OF 2001, GOODWILL AMORTIZATION REDUCED PRETAX INCOME BY $31 MILLION ($24 MILLION AFTER-TAX), $25 MILLION ($19 MILLION AFTER-TAX), AND $25 MILLION ($20 MILLION AFTER-TAX), RESPECTIVELY.
(C) INCLUDED IN 2001 INCOME ARE TWO SIGNIFICANT ITEMS: (a) RESTRUCTURING CHARGES OF $279 MILLION ($179 MILLION AFTER-TAX) AND $352 MILLION ($232 MILLION AFTER-TAX) RECOGNIZED IN THE FOURTH AND THIRD QUARTERS, RESPECTIVELY,
    AND (b) ONE-TIME COSTS (INCLUDING WAIVED FEES) IN THE THIRD QUARTER OF
    $98 MILLION ($65 MILLION AFTER-TAX) RESULTING FROM THE SEPTEMBER 11TH TERRORIST ATTACKS.

(PRELIMINARY)                                                         AMERICAN EXPRESS COMPANY
                                                                    FINANCIAL SUMMARY (CONTINUED)
                                                                             (UNAUDITED)

                                                                            QUARTERS ENDED
                                                 --------------------------------------------------------------------
                                                  JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                    2002           2002           2001          2001          2001
                                                    ----           ----           ----          ----          ----

EARNINGS PER SHARE

BASIC
-----
  EARNINGS PER COMMON SHARE                      $    0.52      $    0.47      $    0.22     $    0.23     $    0.13
                                                 ==========     ==========     ==========    ==========    ==========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)       1,325          1,325          1,329         1,324         1,321
                                                 ==========     ==========     ==========    ==========    ==========

DILUTED
-------
  EARNINGS PER COMMON SHARE                      $    0.51      $    0.46      $    0.22     $    0.22     $    0.13
                                                 ==========     ==========     ==========    ==========    ==========
  AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)       1,341          1,335          1,336         1,335         1,336
                                                 ==========     ==========     ==========    ==========    ==========
CASH DIVIDENDS DECLARED PER COMMON SHARE         $    0.08      $    0.08      $    0.08     $    0.08     $    0.08
                                                 ==========     ==========     ==========    ==========    ==========


                                                                  SELECTED STATISTICAL INFORMATION
                                                                             (UNAUDITED)

                                                                            QUARTERS ENDED
                                                 --------------------------------------------------------------------
                                                  JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                    2002           2002           2001          2001          2001
                                                    ----           ----           ----          ----          ----

RETURN ON AVERAGE EQUITY*                            15.4%          11.5%          10.9%         14.2%         18.2%
COMMON SHARES OUTSTANDING (MILLIONS)                 1,332          1,329          1,331         1,336         1,324
BOOK VALUE PER COMMON SHARE:
  ACTUAL                                         $    9.98      $    9.40      $    9.05     $    9.16     $    8.88
  EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY
    OF SFAS NO. 115 AND SFAS NO. 133             $    9.79      $    9.46      $    9.02     $    8.92     $    8.84
SHAREHOLDERS' EQUITY (BILLIONS)                  $    13.3      $    12.5      $    12.0     $    12.2     $    11.8

* COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDERS' EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."

(PRELIMINARY)                                          TRAVEL RELATED SERVICES
                                                         STATEMENTS OF INCOME
                                                      (UNAUDITED, MANAGED BASIS)
(DOLLARS IN MILLIONS)
                                                     QUARTERS ENDED
                                                         JUNE 30,
                                                 -------------------------   PERCENTAGE
                                                    2002           2001       INC/(DEC)
                                                    ----           ----       ---------

NET REVENUES:
  DISCOUNT REVENUE                               $   1,997      $   2,007       (0.5)%
  NET CARD FEES                                        429            420        2.1
  LENDING:
    FINANCE CHARGE REVENUE                           1,116          1,159       (3.7)
    INTEREST EXPENSE                                   200            408      (51.0)
                                                 ----------     ----------
      NET FINANCE CHARGE REVENUE                       916            751       22.0
  TRAVEL COMMISSIONS AND FEES                          369            427      (13.6)
  TRAVELERS CHEQUE INVESTMENT INCOME                    95            100       (5.2)
  OTHER REVENUES                                       849            939       (9.6)
                                                 ----------     ----------
        TOTAL NET REVENUES                           4,655          4,644        0.2
                                                 ----------     ----------
EXPENSES:
  MARKETING AND PROMOTION                              314            269       16.7
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                        280            320      (12.3)
    LENDING                                            572            564        1.3
    OTHER                                               37             25       47.6
                                                 ----------     ----------
      TOTAL                                            889            909       (2.2)
  CHARGE CARD INTEREST EXPENSE                         252            383      (34.2)
  HUMAN RESOURCES                                      879          1,053      (16.5)
  OTHER OPERATING EXPENSES                           1,505          1,300       15.7
  RESTRUCTURING CHARGES                                 (6)             -          -
                                                 ----------     ----------
        TOTAL EXPENSES                               3,833          3,914       (2.1)
                                                 ----------     ----------
PRETAX INCOME                                          822            730       12.6
INCOME TAX PROVISION                                   257            211       21.5
                                                 ----------     ----------
NET INCOME                                       $     565      $     519        9.0
                                                 ==========     ==========

# - DENOTES A VARIANCE OF MORE THAN 100%.

THE ABOVE MANAGED STATEMENTS OF INCOME ASSUME THAT GAINS OF $85 MILLION AND $84 MILLION FROM LENDING SECURITIZATIONS FOR THE QUARTERS ENDED JUNE 30, 2002 AND 2001, RESPECTIVELY, WERE OFFSET BY HIGHER MARKETING AND PROMOTION EXPENSE OF $51 MILLION AND $51 MILLION, RESPECTIVELY, AND OTHER OPERATING EXPENSE OF $34 MILLION AND $33 MILLION, RESPECTIVELY, FOR THE SAME QUARTERS AND, ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE GAINS, HAVE BEEN ELIMINATED.


(PRELIMINARY)                                           TRAVEL RELATED SERVICES
                                                          STATEMENTS OF INCOME
                                                    (UNAUDITED, GAAP REPORTING BASIS)
(DOLLARS IN MILLIONS)
                                                     QUARTERS ENDED
                                                         JUNE 30,
                                                 -------------------------   PERCENTAGE
                                                    2002           2001       INC/(DEC)
                                                    ----           ----       ---------

NET REVENUES:
  DISCOUNT REVENUE                               $   1,997      $   2,007       (0.5)%
  NET CARD FEES                                        429            404        6.3
  LENDING:
    FINANCE CHARGE REVENUE                             493            594      (17.1)
    INTEREST EXPENSE                                   127            258      (50.8)
                                                 ----------     ----------
      NET FINANCE CHARGE REVENUE                       366            336        8.8
  TRAVEL COMMISSIONS AND FEES                          369            427      (13.6)
  TRAVELERS CHEQUE INVESTMENT INCOME                    95            100       (5.2)
  SECURITIZATION INCOME                                540            402       34.1
  OTHER REVENUES                                       666            820      (18.8)
                                                 ----------     ----------
        TOTAL NET REVENUES                           4,462          4,496       (0.8)
                                                 ----------     ----------
EXPENSES:
  MARKETING AND PROMOTION                              365            320       14.2
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                        280            319      (12.3)
    LENDING                                            290            346      (16.0)
    OTHER                                               37             25       47.6
                                                 ----------     ----------
      TOTAL                                            607            690      (12.0)
  CHARGE CARD INTEREST EXPENSE                         256            387      (34.0)
  NET DISCOUNT EXPENSE                                   -            (17)         -
  HUMAN RESOURCES                                      879          1,053      (16.5)
  OTHER OPERATING EXPENSES                           1,539          1,333       15.3
  RESTRUCTURING CHARGES                                 (6)             -          -
                                                 ----------     ----------
        TOTAL EXPENSES                               3,640          3,766       (3.4)
                                                 ----------     ----------
PRETAX INCOME                                          822            730       12.6
INCOME TAX PROVISION                                   257            211       21.5
                                                 ----------     ----------
NET INCOME                                       $     565      $     519        9.0
                                                 ==========     ==========

# - DENOTES A VARIANCE OF MORE THAN 100%.

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RESTATED TO CONFORM TO CURRENT YEAR PRESENTATION OF SECURITIZATION INCOME.


(PRELIMINARY)                                                         TRAVEL RELATED SERVICES
                                                                 SELECTED STATISTICAL INFORMATION
                                                                            (UNAUDITED)
(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                   QUARTERS ENDED
                                                                       JUNE 30,
                                                               -------------------------   PERCENTAGE
                                                                  2002           2001       INC/(DEC)
                                                                  ----           ----       ---------

TOTAL CARDS IN FORCE (MILLIONS):
  UNITED STATES                                                     34.8           34.6        0.5 %
  OUTSIDE THE UNITED STATES                                         21.1           19.7        7.5
                                                               ----------     ----------
      TOTAL                                                         55.9           54.3        3.0
                                                               ==========     ==========
BASIC CARDS IN FORCE (MILLIONS):
  UNITED STATES                                                     26.7           26.9       (0.6)
  OUTSIDE THE UNITED STATES                                         16.1           15.0        7.3
                                                               ----------     ----------
      TOTAL                                                         42.8           41.9        2.2
                                                               ==========     ==========
CARD BILLED BUSINESS:
  UNITED STATES                                                $    58.7      $    58.8       (0.1)
  OUTSIDE THE UNITED STATES                                         19.4           18.5        5.0
                                                               ----------     ----------
      TOTAL                                                    $    78.1      $    77.3        1.1
                                                               ==========     ==========

AVERAGE DISCOUNT RATE (A)                                          2.65%          2.67%         -
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A)                $   1,993      $   1,986        0.4
AVERAGE FEE PER CARD - MANAGED (DOLLARS) (A)                   $      34      $      34         -
NON-AMEX BRAND (B):
  CARDS IN FORCE (MILLIONS)                                          0.7            0.7        1.4
  BILLED BUSINESS                                              $     0.9      $     0.8        8.7
TRAVEL SALES                                                   $     4.3      $     4.9      (13.6)
  TRAVEL COMMISSIONS AND FEES/SALES (C)                             8.7%            8.7%        -
TRAVELERS CHEQUE:
  SALES                                                        $     5.8      $     6.5      (10.4)
  AVERAGE OUTSTANDING                                          $     6.4      $     6.5       (0.7)
  AVERAGE INVESTMENTS                                          $     6.7      $     6.5        3.4
  TAX EQUIVALENT YIELD                                              8.8%           9.0%         -
TOTAL DEBT                                                     $    34.1      $    37.6       (9.3)
SHAREHOLDER'S EQUITY                                           $     6.8      $     6.7        1.3
RETURN ON AVERAGE EQUITY (D)                                       21.0%          32.0%         -
RETURN ON AVERAGE ASSETS (E)                                        2.2%           3.0%         -


(A) COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY.
(B) THIS DATA RELATES TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.
(C) COMPUTED FROM INFORMATION PROVIDED HEREIN.
(D) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(E) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.


(PRELIMINARY)                                                        TRAVEL RELATED SERVICES
                                                          SELECTED STATISTICAL INFORMATION (CONTINUED)
                                                                    (UNAUDITED, MANAGED BASIS)
(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)
                                                                   QUARTERS ENDED
                                                                       JUNE 30,
                                                               -------------------------   PERCENTAGE
                                                                  2002           2001       INC/(DEC)
                                                                  ----           ----       ---------

CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                                            $    24.6      $    26.1      (5.6)%
  90 DAYS PAST DUE AS A % OF TOTAL                                  2.6%           2.9%        -
  LOSS RESERVES (MILLIONS)                                     $   1,039      $   1,034       0.5
    % OF RECEIVABLES                                                4.2%           4.0%        -
    % OF 90 DAYS PAST DUE                                           164%           138%        -
  NET LOSS RATIO                                                   0.40%          0.42%        -

U.S. LENDING:
  TOTAL LOANS                                                  $    31.6      $    31.2       1.5
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                                      1.9%           1.9%        -
    90+ DAYS                                                        1.2%           1.0%        -
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                                          $   1,144      $     907      26.2
      PROVISION                                                      458            495      (7.5)
      NET CHARGE-OFFS/OTHER                                         (481)          (443)      8.7
                                                               ----------     ----------
    ENDING BALANCE                                             $   1,121      $     959      16.9
                                                               ==========     ==========
    % OF LOANS                                                      3.5%           3.1%        -
    % OF PAST DUE                                                   115%           107%        -
  AVERAGE LOANS                                                $    31.8      $    30.3       5.0
  NET WRITE-OFF RATE                                                6.2%           5.7%        -
  NET INTEREST YIELD                                                9.8%           8.6%        -


(PRELIMINARY)                                                      TRAVEL RELATED SERVICES
                                                                     STATEMENTS OF INCOME
                                                                   (UNAUDITED, MANAGED BASIS)
(DOLLARS IN MILLIONS)
                                                                          QUARTERS ENDED
                                               --------------------------------------------------------------------
                                                JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                  2002           2002           2001          2001          2001
                                                  ----           ----           ----          ----          ----

NET REVENUES:
  DISCOUNT REVENUE                             $   1,997      $   1,845      $   1,913     $   1,870     $   2,007
  NET CARD FEES                                      429            423            426           423           420
  LENDING:
    FINANCE CHARGE REVENUE                         1,116          1,099          1,156         1,187         1,159
    INTEREST EXPENSE                                 200            207            289           358           408
                                               ----------     ----------     ----------    ----------    ----------
      NET FINANCE CHARGE REVENUE                     916            892            867           829           751
  TRAVEL COMMISSIONS AND FEES                        369            328            334           358           427
  TRAVELERS CHEQUE INVESTMENT INCOME                  95             90             94           103           100
  OTHER REVENUES                                     849            874            893           883           939
                                               ----------     ----------     ----------    ----------    ----------
        TOTAL NET REVENUES                         4,655          4,452          4,527         4,466         4,644
                                               ----------     ----------     ----------    ----------    ----------
EXPENSES:
  MARKETING AND PROMOTION                            314            301            282           298           269
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                      280            252            343           284           320
    LENDING                                          572            644            605           573           564
    OTHER                                             37             48             81            34            25
                                               ----------     ----------     ----------    ----------    ----------
      TOTAL                                          889            944          1,029           891           909
  CHARGE CARD INTEREST EXPENSE                       252            241            335           365           383
  HUMAN RESOURCES                                    879            901            918           987         1,053
  OTHER OPERATING EXPENSES                         1,505          1,412          1,548         1,335         1,300
  RESTRUCTURING CHARGES                               (6)           (13)           219           195             -
  DISASTER RECOVERY CHARGE (A)                         -              -              -            79             -
                                               ----------     ----------     ----------    ----------    ----------
        TOTAL EXPENSES                             3,833          3,786          4,331         4,150         3,914
                                               ----------     ----------     ----------    ----------    ----------
PRETAX INCOME                                        822            666            196           316           730
INCOME TAX PROVISION                                 257            199             26            68           211
                                               ----------     ----------     ----------    ----------    ----------
NET INCOME                                     $     565      $     467      $     170     $     248     $     519
                                               ==========     ==========     ==========    ==========    ==========

(A) THE THIRD QUARTER 2001 DISASTER RECOVERY CHARGE EXCLUDES APPROXIMATELY $8 MILLION OF WAIVED FINANCE CHARGES AND LATE FEES.

THE ABOVE MANAGED STATEMENTS OF INCOME ASSUME THAT GAINS OF $85 MILLION, $42 MILLION, $29 MILLION, AND $84 MILLION FROM LENDING SECURITIZATIONS FOR THE QUARTERS ENDED JUNE 30, 2002, MARCH 31, 2002, SEPTEMBER 30, 2001, AND JUNE 30, 2001, RESPECTIVELY, WERE OFFSET BY HIGHER MARKETING AND PROMOTION EXPENSE OF $51 MILLION, $25 MILLION, $16 MILLION AND $51 MILLION, RESPECTIVELY, AND OTHER OPERATING EXPENSE OF $34 MILLION, $17 MILLION, $13 MILLION, AND $33 MILLION, RESPECTIVELY, FOR THE SAME QUARTERS AND, ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE GAINS, HAVE BEEN ELIMINATED.


(PRELIMINARY)                                                     TRAVEL RELATED SERVICES
                                                                    STATEMENTS OF INCOME
                                                               (UNAUDITED, GAAP REPORTING BASIS)
(DOLLARS IN MILLIONS)
                                                                          QUARTERS ENDED
                                               --------------------------------------------------------------------
                                                JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                  2002           2002           2001          2001          2001
                                                  ----           ----           ----          ----          ----

NET REVENUES:
  DISCOUNT REVENUE                             $   1,997      $   1,845      $   1,913     $   1,870     $   2,007
  NET CARD FEES                                      429            423            426           423           404
  LENDING:
    FINANCE CHARGE REVENUE                           493            532            568           595           594
    INTEREST EXPENSE                                 127            127            173           234           258
                                               ----------     ----------     ----------    ----------    ----------
      NET FINANCE CHARGE REVENUE                     366            405            395           361           336
  TRAVEL COMMISSIONS AND FEES                        369            328            334           358           427
  TRAVELERS CHEQUE INVESTMENT INCOME                  95             90             94           103           100
  SECURITIZATION INCOME                              540            383            384           352           402
  OTHER REVENUES                                     666            725            761           761           820
                                               ----------     ----------     ----------    ----------    ----------
        TOTAL NET REVENUES                         4,462          4,199          4,307         4,228         4,496
                                               ----------     ----------     ----------    ----------    ----------
EXPENSES:
  MARKETING AND PROMOTION                            365            326            282           314           320
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                      280            252            343           284           319
    LENDING                                          290            346            381           302           346
    OTHER                                             37             48             81            34            25
                                               ----------     ----------     ----------    ----------    ----------
      TOTAL                                          607            646            805           620           690
  CHARGE CARD INTEREST EXPENSE                       256            244            339           369           387
  NET DISCOUNT EXPENSE                                 -              -              -             -           (17)
  HUMAN RESOURCES                                    879            901            918           987         1,053
  OTHER OPERATING EXPENSES                         1,539          1,429          1,548         1,348         1,333
  RESTRUCTURING CHARGES                               (6)           (13)           219           195             -
  DISASTER RECOVERY CHARGE (A)                         -              -              -            79             -
                                               ----------     ----------     ----------    ----------    ----------
        TOTAL EXPENSES                             3,640          3,533          4,111         3,912         3,766
                                               ----------     ----------     ----------    ----------    ----------
PRETAX INCOME                                        822            666            196           316           730
INCOME TAX PROVISION                                 257            199             26            68           211
                                               ----------     ----------     ----------    ----------    ----------
NET INCOME                                     $     565      $     467      $     170     $     248     $     519
                                               ==========     ==========     ==========    ==========    ==========

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RESTATED TO CONFORM TO CURRENT YEAR PRESENTATION OF SECURITIZATION INCOME.

(A) THE THIRD QUARTER 2001 DISASTER RECOVERY CHARGE EXCLUDES APPROXIMATELY $8 MILLION OF WAIVED FINANCE CHARGES AND LATE FEES.


(PRELIMINARY)                                                               TRAVEL RELATED SERVICES
                                                                       SELECTED STATISTICAL INFORMATION
                                                                                  (UNAUDITED)
(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)
                                                                                 QUARTERS ENDED
                                                      --------------------------------------------------------------------
                                                       JUNE 30,       MARCH 31,    DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                         2002           2002           2001          2001          2001
                                                         ----           ----           ----          ----          ----

TOTAL CARDS IN FORCE (MILLIONS):
  UNITED STATES                                            34.8           34.8           34.6          34.7          34.6
  OUTSIDE THE UNITED STATES                                21.1           20.8           20.6          20.2          19.7
                                                      ----------     ----------     ----------    ----------    ----------
      TOTAL                                                55.9           55.6           55.2          54.9          54.3
                                                      ==========     ==========     ==========    ==========    ==========
BASIC CARDS IN FORCE (MILLIONS):
  UNITED STATES                                            26.7           26.9           26.8          26.9          26.9
  OUTSIDE THE UNITED STATES                                16.1           15.8           15.6          15.4          15.0
                                                      ----------     ----------     ----------    ----------    ----------
      TOTAL                                                42.8           42.7           42.4          42.3          41.9
                                                      ==========     ==========     ==========    ==========    ==========
CARD BILLED BUSINESS:
  UNITED STATES                                       $    58.7      $    54.3      $    55.8     $    54.4     $    58.8
  OUTSIDE THE UNITED STATES                                19.4           17.3           18.6          18.0          18.5
                                                      ----------     ----------     ----------    ----------    ----------
      TOTAL                                           $    78.1      $    71.6      $    74.4     $    72.4     $    77.3
                                                      ==========     ==========     ==========    ==========    ==========
AVERAGE DISCOUNT RATE (A)                                 2.65%          2.66%          2.66%         2.67%         2.67%
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A)       $   1,993      $   1,825      $   1,897     $   1,846     $   1,986
AVERAGE FEE PER CARD - MANAGED (DOLLARS) (A)          $      34      $      33      $      34     $      34     $      34
NON-AMEX BRAND (B):
  CARDS IN FORCE (MILLIONS)                                 0.7            0.7            0.7           0.7           0.7
  BILLED BUSINESS                                     $     0.9      $     0.9      $     0.9     $     0.9     $     0.8
TRAVEL SALES                                          $     4.3      $     3.7      $     3.3     $     3.9     $     4.9
  TRAVEL COMMISSIONS AND FEES/SALES (C)                    8.7%           8.8%          10.2%          9.2%          8.7%
TRAVELERS CHEQUE:
  SALES                                               $     5.8      $     4.6      $     4.7     $     7.3     $     6.5
  AVERAGE OUTSTANDING                                 $     6.4      $     6.2      $     6.2     $     6.8     $     6.5
  AVERAGE INVESTMENTS                                 $     6.7      $     6.6      $     6.5     $     7.0     $     6.5
  TAX EQUIVALENT YIELD                                     8.8%           8.8%           9.1%          8.8%          9.0%
TOTAL DEBT                                            $    34.1      $    34.5      $    37.8     $    38.0     $    37.6
SHAREHOLDER'S EQUITY                                  $     6.8      $     7.0      $     6.7     $     6.6     $     6.7
RETURN ON AVERAGE EQUITY (D)                              21.0%          20.6%          21.9%         27.0%         32.0%
RETURN ON AVERAGE ASSETS (E)                               2.2%           2.1%           2.1%          2.6%          3.0%

(A) COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY.
(B) THIS DATA RELATES TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.
(C) COMPUTED FROM INFORMATION PROVIDED HEREIN.
(D) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(E) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.


(PRELIMINARY)                                                    TRAVEL RELATED SERVICES
                                                         SELECTED STATISTICAL INFORMATION (CONTINUED)
                                                                 (UNAUDITED, MANAGED BASIS)

(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                     QUARTERS ENDED
                                        ----------------------------------------------------------------------
                                         JUNE 30,     MARCH 31,    DECEMBER 31,    SEPTEMBER 30,    JUNE 30,
                                           2002          2002           2001          2001            2001
                                         --------      --------       --------      --------        --------

CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                      $   24.6      $   24.2       $   26.2      $   24.8        $   26.1
  90 DAYS PAST DUE AS A % OF TOTAL           2.6%          3.1%           2.9%          3.0%            2.9%
  LOSS RESERVES (MILLIONS)               $  1,039      $  1,031       $  1,032      $  1,026        $  1,034
    % OF RECEIVABLES                         4.2%          4.3%           3.9%          4.1%            4.0%
    % OF 90 DAYS PAST DUE                    164%          138%           136%          136%            138%
  NET LOSS RATIO                            0.40%         0.39%          0.47%         0.45%           0.42%

U.S. LENDING:
  TOTAL LOANS                            $   31.6      $   31.3       $   32.0      $   31.3        $   31.2
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                               1.9%          2.1%           2.1%          2.2%            1.9%
    90+ DAYS                                 1.2%          1.3%           1.2%          1.0%            1.0%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                    $  1,144      $  1,077       $  1,018      $    959        $    907
      PROVISION                               458           541            519           493             495
      NET CHARGE-OFFS/OTHER                  (481)         (474)          (460)         (434)           (443)
                                         --------      --------       --------      --------        --------
    ENDING BALANCE                       $  1,121      $  1,144       $  1,077      $  1,018        $    959
                                         ========      ========       ========      ========        ========
    % OF LOANS                               3.5%          3.7%           3.4%          3.3%            3.1%
    % OF PAST DUE                            115%          107%           101%          101%            107%
  AVERAGE LOANS                          $   31.8      $   31.5       $   31.5      $   31.0        $   30.3
  NET WRITE-OFF RATE                         6.2%          6.5%           5.9%          5.6%            5.7%
  NET INTEREST YIELD                         9.8%          9.6%           9.6%          8.8%            8.6%


(PRELIMINARY)                                AMERICAN EXPRESS FINANCIAL ADVISORS
                                                  STATEMENTS OF OPERATIONS
                                                        (UNAUDITED)
(DOLLARS IN MILLIONS)
                                              QUARTERS ENDED
                                                 JUNE 30,
                                           -------------------      PERCENTAGE
                                             2002        2001        INC/(DEC)
                                           -------     -------       ---------

NET REVENUES:
  INVESTMENT INCOME                        $   435     $  (246)           - %
  MANAGEMENT AND DISTRIBUTION FEES             609         623         (2.2)
  OTHER REVENUES                               307         290          6.3
                                           -------     -------
    TOTAL REVENUES                           1,351         667            #
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                  245         255         (3.7)
    INSURANCE                                  181         152         19.2
    INVESTMENT CERTIFICATES                     32          98        (67.4)
                                           -------     -------
      TOTAL                                    458         505         (9.1)
                                           -------     -------
    NET REVENUES                               893         162            #
                                           -------     -------

EXPENSES:
  HUMAN RESOURCES                              493         496         (0.6)
  OTHER OPERATING EXPENSES                     205         174         18.3
  DISASTER RECOVERY CHARGE                      (7)          -            -
                                           -------     -------
    TOTAL EXPENSES                             691         670          3.3
                                           -------     -------
PRETAX INCOME (LOSS)                           202        (508)           -
INCOME TAX PROVISION (BENEFIT)                  57        (201)           -
                                           -------     -------
NET INCOME (LOSS)                          $   145     $  (307)           -
                                           =======     =======

# - DENOTES A VARIANCE OF MORE THAN 100%.

NOTE: 2001 RESULTS INCLUDE CHARGES OF $826 MILLION PRETAX ($537 MILLION
      AFTER-TAX) REFLECTING LOSSES ASSOCIATED WITH HIGH-YIELD SECURITIES.


(PRELIMINARY)                                        AMERICAN EXPRESS FINANCIAL ADVISORS
                                                       SELECTED STATISTICAL INFORMATION
                                                                (UNAUDITED)
(DOLLARS IN MILLIONS, EXCEPT WHERE INDICATED)

                                                         QUARTERS ENDED
                                                            JUNE 30,
                                                    ----------------------     PERCENTAGE
                                                       2002         2001        INC/(DEC)
                                                    ---------    ---------      ---------
INVESTMENTS (BILLIONS)*                             $    33.9    $    32.0          5.8 %
CLIENT CONTRACT RESERVES (BILLIONS)                 $    34.0    $    32.1          5.8
SHAREHOLDER'S EQUITY (BILLIONS)                     $     5.7    $     4.6         24.8
RETURN ON AVERAGE EQUITY **                             12.1%         5.4%           -

LIFE INSURANCE IN FORCE (BILLIONS)                  $   114.2    $   102.3         11.6
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS                 $    46.5    $    54.3        (14.3)
    ASSETS OWNED, MANAGED OR ADMINISTERED
      FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS                          24.6         28.9        (14.9)
        OTHER OWNED ASSETS                               44.4         41.6          6.7
                                                    ---------    ---------
          TOTAL OWNED ASSETS                             69.0         70.5         (2.2)
      MANAGED ASSETS                                     89.7        104.0        (13.8)
      ADMINISTERED ASSETS                                32.9         33.0         (0.5)
                                                    ---------    ---------
        TOTAL                                       $   238.1    $   261.8         (9.1)
                                                    =========    =========
MARKET APPRECIATION (DEPRECIATION) DURING
  THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                         $  (2,675)   $   1,248           -
    OTHER OWNED ASSETS                              $    (238)   $     229           -
  TOTAL MANAGED ASSETS                              $  (9,123)   $   4,552           -

CASH SALES:
  MUTUAL FUNDS                                      $   8,940    $   8,394          6.5
  ANNUITIES                                             2,054        1,406         46.1
  INVESTMENT CERTIFICATES                               1,186        1,017         16.7
  LIFE AND OTHER INSURANCE PRODUCTS                       175          233        (25.0)
  INSTITUTIONAL                                           376        1,265        (70.3)
  OTHER                                                 1,504        1,058         42.1
                                                    ---------    ---------
TOTAL CASH SALES                                    $  14,235    $  13,373          6.4
                                                    =========    =========

NUMBER OF FINANCIAL ADVISORS                           11,360       11,646         (2.5)
FEES FROM FINANCIAL PLANS AND ADVICE SERVICES       $    30.0    $    29.7          1.0
PERCENTAGE OF TOTAL SALES FROM FINANCIAL PLANS
  AND ADVICE SERVICES                                   72.7%        72.3%           -

 * EXCLUDES CASH, DERIVATIVES, SHORT TERM AND OTHER INVESTMENTS.

** COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S
   EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."


(PRELIMINARY)                                                 AMERICAN EXPRESS FINANCIAL ADVISORS
                                                                    STATEMENTS OF OPERATIONS
                                                                          (UNAUDITED)
(DOLLARS IN MILLIONS)
                                                                         QUARTERS ENDED
                                             ---------------------------------------------------------------------
                                            JUNE 30,       MARCH 31,     DECEMBER 31,   SEPTEMBER 30,     JUNE 30,
                                              2002           2002            2001          2001             2001
                                             -------        -------         -------       -------        --------


NET REVENUES:
  INVESTMENT INCOME                          $   435        $   529         $   549       $   490        $   (246)
  MANAGEMENT AND DISTRIBUTION FEES               609            597             603           595             623
  OTHER REVENUES                                 307            308             299           307             290
                                             -------        -------         -------       -------        --------
    TOTAL REVENUES                             1,351          1,434           1,451         1,392             667
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                    245            247             256           242             255
    INSURANCE                                    181            171             168           171             152
    INVESTMENT CERTIFICATES                       32             52              78            71              98
                                             -------        -------         -------       -------        --------
      TOTAL                                      458            470             502           484             505
                                             -------        -------         -------       -------        --------
    NET REVENUES                                 893            964             949           908             162
                                             -------        -------         -------       -------        --------

EXPENSES:
  HUMAN RESOURCES                                493            499             455           469             496
  OTHER OPERATING EXPENSES                       205            213             229           172             174
  RESTRUCTURING CHARGES                            -              -              45            62               -
  DISASTER RECOVERY CHARGE                        (7)             -               -            11               -
                                             -------        -------         -------       -------        --------
    TOTAL EXPENSES                               691            712             729           714             670
                                             -------        -------         -------       -------        --------
PRETAX INCOME (LOSS)                             202            252             220           194            (508)
INCOME TAX PROVISION (BENEFIT)                    57             70              57            49            (201)
                                             -------        -------         -------       -------        --------
NET INCOME (LOSS)                            $   145        $   182         $   163       $   145        $   (307)
                                             =======        =======         =======       =======        ========

NOTE: 2001 RESULTS INCLUDE CHARGES OF $826 MILLION PRETAX ($537 MILLION
      AFTER-TAX) IN THE SECOND QUARTER REFLECTING LOSSES ASSOCIATED WITH HIGH-YIELD SECURITIES.


(PRELIMINARY)                                     AMERICAN EXPRESS FINANCIAL ADVISORS
                                                   SELECTED STATISTICAL INFORMATION
                                                              (UNAUDITED)
(DOLLARS IN MILLIONS, EXCEPT WHERE INDICATED)

                                                                                   QUARTERS ENDED
                                                      ----------------------------------------------------------------------
                                                        JUNE 30,        MARCH 31,     DECEMBER 31,   SEPTEMBER 30,   JUNE 30,
                                                         2002             2002            2001           2001          2001
                                                      ----------       ---------       ---------     -----------    --------

INVESTMENTS (BILLIONS)*                               $     33.9       $    33.1      $    33.6      $      32.9    $   32.0
CLIENT CONTRACT RESERVES (BILLIONS)                   $     34.0       $    32.9      $    32.8      $      32.6    $   32.1
SHAREHOLDER'S EQUITY (BILLIONS)                       $      5.7       $     5.3      $     5.4      $       5.5    $    4.6
RETURN ON AVERAGE EQUITY**                                 12.1%            3.6%           1.0%             2.7%        5.4%

LIFE INSURANCE IN FORCE (BILLIONS)                    $    114.2       $   110.9      $   107.9      $     104.8    $  102.3
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS                   $     46.5       $    49.2      $    49.7      $      47.8    $   54.3
    ASSETS OWNED, MANAGED OR ADMINISTERED
      FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS                             24.6            27.2           27.3             24.3        28.9
        OTHER OWNED ASSETS                                  44.4            42.8           44.2             42.5        41.6
                                                      ----------       ---------      ---------      -----------    --------
          TOTAL OWNED ASSETS                                69.0            70.0           71.5             66.8        70.5
      MANAGED ASSETS                                        89.7            98.6           98.7             91.2       104.0
      ADMINISTERED ASSETS                                   32.9            36.4           33.4             28.6        33.0
                                                      ----------       ---------      ---------      -----------    --------
        TOTAL                                         $    238.1       $   254.2      $   253.3      $     234.4    $  261.8
                                                      ==========       =========      =========      ===========    ========
MARKET APPRECIATION (DEPRECIATION) DURING
  THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                           $   (2,675)      $    (279)     $   2,674      $    (4,470)   $  1,248
    OTHER OWNED ASSETS                                $     (238)      $    (278)     $    (493)     $       535    $    229
  TOTAL MANAGED ASSETS                                $   (9,123)      $      14      $   9,162      $   (15,719)   $  4,552

CASH SALES:
  MUTUAL FUNDS                                        $    8,940       $   8,749      $   7,913      $     7,384    $  8,394
  ANNUITIES                                                2,054           1,548          1,507            1,308       1,406
  INVESTMENT CERTIFICATES                                  1,186             643            876              941       1,017
  LIFE AND OTHER INSURANCE PRODUCTS                          175             184            218              200         233
  INSTITUTIONAL                                              376           1,815            747              488       1,265
  OTHER                                                    1,504           1,028          1,150            1,115       1,058
                                                      ----------       ---------      ---------      -----------    --------
TOTAL CASH SALES                                      $   14,235       $  13,967      $  12,411      $    11,436    $ 13,373
                                                      ==========       =========      =========      ===========    ========
NUMBER OF FINANCIAL ADVISORS                              11,360          11,502         11,535           11,385      11,646
FEES FROM FINANCIAL PLANS AND ADVICE SERVICES         $     30.0       $    29.7      $    27.1      $      23.1    $   29.7
PERCENTAGE OF TOTAL SALES FROM FINANCIAL PLANS
  AND ADVICE SERVICES                                      72.7%           73.2%          72.4%            72.4%       72.3%

*  EXCLUDES CASH, DERIVATIVES, SHORT TERM AND OTHER INVESTMENTS.

** COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S
   EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."


(PRELIMINARY)                                     AMERICAN EXPRESS BANK
                                                   STATEMENTS OF INCOME
                                                        (UNAUDITED)
(DOLLARS IN MILLIONS)
                                              QUARTERS ENDED
                                                  JUNE 30,
                                             -------------------   PERCENTAGE
                                              2002        2001      INC/(DEC)
                                             ------      ------     ---------
NET REVENUES:
  INTEREST INCOME                            $  149      $  182      (18.6)%
  INTEREST EXPENSE                               60         110      (45.8)
                                             ------      ------
    NET INTEREST INCOME                          89          72       23.1
  COMMISSIONS AND FEES                           53          51        3.5
  FOREIGN EXCHANGE INCOME & OTHER REVENUE        38          36        7.9
                                             ------      ------
    TOTAL NET REVENUES                          180         159       13.4
                                             ------      ------

EXPENSES:
  HUMAN RESOURCES                                60          62       (3.1)
  OTHER OPERATING EXPENSES                       55          65      (15.4)
  PROVISION FOR LOSSES                           38          14          #
                                             ------      ------
    TOTAL EXPENSES                              153         141        8.4
                                             ------      ------
PRETAX INCOME                                    27          18       53.6
INCOME TAX PROVISION                              9           6       49.5
                                             ------      ------
NET INCOME                                   $   18      $   12       55.5
                                             ======      ======

# - DENOTES A VARIANCE OF MORE THAN 100%.


(PRELIMINARY)                                         AMERICAN EXPRESS BANK
                                                SELECTED STATISTICAL INFORMATION
                                                           (UNAUDITED)
(DOLLARS IN BILLIONS, EXCEPT WHERE INDICATED)
                                                  QUARTERS ENDED
                                                     JUNE 30,
                                              --------------------    PERCENTAGE
                                                2002        2001       INC/(DEC)
                                              --------    --------     ---------

TOTAL SHAREHOLDER'S EQUITY (MILLIONS)         $   812     $    767        5.9 %
RETURN ON AVERAGE COMMON EQUITY (A)            (0.4)%         5.2%         -
RETURN ON AVERAGE ASSETS (B)                  (0.02)%        0.30%         -
TOTAL LOANS                                   $   5.6     $    5.5        1.3
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)     $   121     $    159      (24.4)
OTHER NON-PERFORMING ASSETS (MILLIONS)        $     2     $      4      (54.5)
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)      $   160     $    130       22.7
LOAN LOSS RESERVES AS A % OF TOTAL LOANS         2.8%         2.3%         -
TOTAL PERSONAL FINANCIAL SERVICES (PFS) LOANS $   1.8     $    1.4       26.1
30+ DAYS PAST DUE PFS LOANS AS A % OF TOTAL      4.6%         4.3%         -
DEPOSITS                                      $   8.7     $    8.5        3.3
ASSETS MANAGED (E) / ADMINISTERED             $  12.4     $   11.1       11.0
ASSETS OF NON-CONSOLIDATED JOINT
  VENTURES                                    $   1.9     $    2.0       (8.0)
RISK-BASED CAPITAL RATIOS:
  TIER 1                                        10.1%        10.4%         -
  TOTAL                                         10.6%        11.1%         -
LEVERAGE RATIO                                   5.2%         5.8%         -

(A) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(B) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.
(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE CONSUMER LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE CONSUMER LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.
(D) ALLOCATION (MILLIONS):


     LOANS                                    $   153     $   126
     OTHER ASSETS, PRIMARILY DERIVATIVES            6           3
     OTHER LIABILITIES                              1           1
                                               ------      ------
      TOTAL RESERVE FOR CREDIT LOSSES         $   160     $   130
                                               ======      ======

(E) INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.


(PRELIMINARY)                                                             AMERICAN EXPRESS BANK
                                                                         STATEMENTS OF OPERATIONS
                                                                                (UNAUDITED)
(DOLLARS IN MILLIONS)

                                                                            QUARTERS ENDED
                                                 -----------------------------------------------------------------------
                                                 JUNE 30,       MARCH 31,   DECEMBER 31,      SEPTEMBER 30,     JUNE 30,
                                                   2002           2002          2001               2001           2001
                                                  ------         ------        ------             ------         ------

NET REVENUES:
  INTEREST INCOME                                 $  149         $  143        $  154             $  174         $  182
  INTEREST EXPENSE                                    60             58            65                 98            110
                                                  ------         ------        ------             ------         ------
    NET INTEREST INCOME                               89             85            89                 76             72
  COMMISSIONS AND FEES                                53             50            49                 51             51
  FOREIGN EXCHANGE INCOME & OTHER REVENUE             38             43            30                 38             36
                                                  ------         ------        ------             ------         ------
    TOTAL NET REVENUES                               180            178           168                165            159
                                                  ------         ------        ------             ------         ------
EXPENSES:
  HUMAN RESOURCES                                     60             55            62                 60             62
  OTHER OPERATING EXPENSES                            55             62            57                 69             65
  PROVISION FOR LOSSES:
    ONGOING                                           38             41            21                 14             14
    RESTRUCTURING RELATED*                             -              -             -                 26              -
                                                  ------         ------        ------             ------         ------
      TOTAL                                           38             41            21                 40             14
  RESTRUCTURING CHARGES*                               -              -            12                 58              -
                                                  ------         ------        ------             ------         ------
    TOTAL EXPENSES                                   153            158           152                227            141
                                                  ------         ------        ------             ------         ------
PRETAX INCOME (LOSS)                                  27             20            16               (62)             18
INCOME TAX PROVISION (BENEFIT)                         9              7             7               (19)              6
                                                  ------         ------        ------             ------         ------
NET INCOME (LOSS)                                 $   18         $   13        $    9             $ (43)         $   12
                                                  ======         ======        ======             ======         ======

* INCLUDED IN 2001 NET INCOME (LOSS) ARE RESTRUCTURING CHARGES OF $12 MILLION ($8 MILLION AFTER-TAX) AND $84 MILLION ($57 MILLION AFTER-TAX) RECOGNIZED IN THE FOURTH AND THIRD QUARTERS, RESPECTIVELY.


(PRELIMINARY)                                                         AMERICAN EXPRESS BANK
                                                                SELECTED STATISTICAL INFORMATION
                                                                           (UNAUDITED)
(DOLLARS IN BILLIONS, EXCEPT WHERE INDICATED)

                                                                           QUARTERS ENDED
                                               ---------------------------------------------------------------------------
                                                JUNE 30,      MARCH 31,      DECEMBER 31,      SEPTEMBER 30,     JUNE 30,
                                                  2002          2002             2001              2001            2001
                                               ----------    -----------      -----------       -----------     ----------

TOTAL SHAREHOLDER'S EQUITY (MILLIONS)          $     812     $     767        $     761         $     771       $    767
RETURN ON AVERAGE COMMON EQUITY (A)               (0.4)%        (1.4)%           (2.0)%            (2.4)%           5.2%
RETURN ON AVERAGE ASSETS (B)                     (0.02)%       (0.08)%          (0.11)%           (0.13)%          0.30%
TOTAL LOANS                                    $     5.6     $     5.3        $     5.3         $     5.6       $    5.5
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)      $     121     $     128        $     123         $     133       $    159
OTHER NON-PERFORMING ASSETS (MILLIONS)         $       2     $       2        $      22         $       2       $      4
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)       $     160     $     160        $     148         $     149       $    130
LOAN LOSS RESERVES AS A % OF TOTAL LOANS            2.8%          2.9%             2.4%              2.6%           2.3%
TOTAL PERSONAL FINANCIAL SERVICES (PFS) LOANS  $     1.8     $     1.7        $     1.6         $     1.5       $    1.4
30+ DAYS PAST DUE PFS LOANS AS A % OF TOTAL         4.6%          4.5%             4.5%              5.2%           4.3%
DEPOSITS                                       $     8.7     $     8.2        $     8.4         $     8.7       $    8.5
ASSETS MANAGED (E) / ADMINISTERED              $    12.4     $    11.8        $    11.4         $    11.3       $   11.1
ASSETS OF NON-CONSOLIDATED JOINT
    VENTURES                                   $     1.9     $     1.9        $     1.9         $     2.0       $    2.0
RISK-BASED CAPITAL RATIOS:
    TIER 1                                         10.1%         10.7%            11.1%              9.9%          10.4%
    TOTAL                                          10.6%         11.0%            12.2%             10.6%          11.1%
LEVERAGE RATIO                                      5.2%          5.2%             5.3%              5.4%           5.8%

(A) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON SHAREHOLDER'S EQUITY OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES."
(B) COMPUTED ON A TRAILING 12-MONTH BASIS EXCLUDING THE EFFECT ON TOTAL ASSETS OF UNREALIZED GAINS OR LOSSES RELATED TO SFAS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," AND SFAS NO. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," TO THE EXTENT THAT THEY DIRECTLY AFFECT SHAREHOLDER'S EQUITY.
(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE CONSUMER LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE CONSUMER LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.
(D) ALLOCATION (MILLIONS):


     LOANS                                     $     153     $     154        $     128         $     144       $    126
     OTHER ASSETS, PRIMARILY DERIVATIVES               6             5                4                 3              3
     OTHER LIABILITIES                                 1             1               16                 2              1
                                               ---------     ---------        ---------         ---------       --------
      TOTAL RESERVE FOR CREDIT LOSSES          $     160     $     160        $     148         $     149       $    130
                                               =========     =========        =========         =========       ========

(E) INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.

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